SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): August 13, 2004

                        Lion Capital Holdings, Inc.
                        ----------------------------
           (Exact Name of Registrant as Specified in Its Charter)

                                  Delaware
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               (State of Other Jurisdiction of Incorporation)


     000-49811                                            52-2191043
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(Commission File Number)                  (IRS Employer Identification No.)

6836 Bees Caves Road, Suite 242, Austin, Texas                     78746
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(Address of Principal Executive Offices)                         (Zip Code)

                               (512) 617-6351
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            (Registrant's Telephone Number, Including Zip Code)


                                    N/A
                                   -----
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Form 8-K/A is being filed to include Exhibit 16.1 Letter from Malone & Bailey, PLLC.

     On August 7, 2004, Lion Capital Holdings, Inc., (the "Registrant") notified Malone & Bailey, PLLC ("M&B") of its decision to dismiss M&B as its independent auditors. On August 13, 2004, the Company officially engaged Chisholm, Bierwolf & Nilson, LLC to serve as the Registrant's independent auditor for the interim periods June 30, 2004 and September 30, 2004 and the fiscal year ended December 31, 2004. The decision to change auditors was approved by the Registrant's Board of Directors.

     Malone & Bailey, PLLC ("M&B"), audited the Registrant's financials
statements for the fiscal years ended December 31, 2003 and 2002.   M&B
auditor's report for the year ended December 31, 2003 contained a separate paragraph stating, "The accompanying consolidated financial statements have been prepared assuming that Lion Capital Holdings, Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, Lion Capital Holdings, Inc. has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from
the outcome of this uncertainty."   M&B auditor's report for the year ended
December 31, 2002 contained a separate paragraph stating, "The accompanying consolidated financial statements have been prepared assuming that Telecomm will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, Telecomm has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as so noted, M&B's reports for each of these two periods did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the fiscal years ended December 31, 2003 and 2002 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Registrant and M&B on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of M&B, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     The Registrant has provided M&B with a copy of the foregoing disclosures and include Exhibit 16.1.

     Effective August 13, 2004, the Registrant engaged Chisholm, Bierwolf & Nilson, LLC, as its independent auditors with respect to the Registrant's interim periods ending June 30, 2004 and September 30, 2004 and the fiscal year ending December 31, 2004.


                                     2

     During the fiscal year ended December 31, 2003 and 2002, and through the date of their engagement, the Registrant did not consult Chisholm, Bierwolf & Nilson, LLC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that Chisholm, Bierwolf & Nilson, LLC concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue, or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 7.   Financial Statements and Exhibits.

     Exhibits

     Exhibit 16.1 Letter from Malone & Bailey, PLLC











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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: October 5, 2004                        By: /S/ Timothy T. Page
                                             ---------------------------------
                                             Timothy T. Page
                                             Chairman of the Board

















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